SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002

                         Commission File Number: 0-19298

                              VARSITY BRANDS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                        22-2890400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


              6745 Lenox Center Court, Suite 300, Memphis, TN 38115
               (Address of principal executive offices) (Zip code)

                                 (901) 387-4300
              (Registrant's telephone number, including area code)


                                       N/A
        (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

         On May 30, 2002, Varsity Brands, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference, reporting that the Company will change its stock symbol, effective May 31, 2002, from "RDL" to "VBR." The Company's stock will continue to trade on the American Stock Exchange.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release issued by the Company on May 30, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VARSITY BRANDS, INC.
                                    (Registrant)

Date:    May 30, 2002               By:   /S/ JOHN M. NICHOLS
                                       -----------------------------------------
                                         Name:   John M. Nichols
                                         Title:  Chief Financial Officer and
                                                 Senior Vice President

INDEX TO EXHIBITS

99.1     Press release issued by the Company on May 30, 2002.